EXHIBIT 10

SIGNIFICANT TERMS OF EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS BY INDIVIDUAL OFFICER

(The form of agreements was filed as an exhibit to the Form 10-Q for the period ended September 30, 2000. The list filed as part of that exhibit has been updated to include the two following Officers.)

	Minimum	Incentive	Additional	Severance	Change in control
	annual	compensation	SERP	benefits	lump-sum
	base salary	percentage	points	maximum months	salary benefit
Jeffrey W. Shaw	$ 170,000	75%	10 points	18 months	24 months
Thomas R. Sheets	$ 198,000	75%	10 points	18 months	24 months